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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2002

                          BioMarin Pharmaceutical Inc.
             (Exact name of registrant as specified in its charter)


             Delaware                000-26727                    68-0397820
(State or other jurisdiction of     (Commission                 (IRS Employer
 incorporation or organization)     File Number)             Identification No.)


371 Bel Marin Keys Boulevard, Suite 210, Novato, California              94949
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:               (415) 884-6700


                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On October 31, 2002, BioMarin Pharmaceutical Inc. ( the "Registrant") announced its financial results for the quarter ended September 30, 2002 in a press release, dated October 31, 2002. A copy of the Registrant's press release is attached hereto as Exhibit 99.1.


Item 7.       Financial Statements, Pro Forma Financial Statements and Exhibits.


     (a)      Financial Statements of Business Acquired.

              Not Applicable.

     (b)      Pro Forma Financial Information.

              Not Applicable.

     (c)      Exhibits.

              Exhibit 99.1 Press Release of the Registrant dated October 31, 2002 related to the announcement of third quarter 2002 financial results.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BioMarin Pharmaceutical Inc.,
                                        a Delaware corporation


Date: November 1, 2002                  By: /s/ Fredric D. Price
                                            --------------------
                                            Fredric D. Price
                                            Chairman and Chief Executive Officer



                                  EXHIBIT INDEX

Exhibit No.                Description

Exhibit 99.1 Press Release of the Registrant dated October 31, 2002 related to the announcement of third quarter 2002 financial results.